UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2004

Technology Solutions Company

(Exact name of Registrant as specified in its charter)

Incorporated in the State of Delaware
Commission File Number 0–19433
Employer Identification No. 36-3584201

205 North Michigan Avenue
Suite 1500
Chicago, Illinois 60601
(Address of principal executive offices)

Registrant’s telephone number, including area code: (312) 228-4500

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. The following exhibits are filed with this report:

99.1 Text of Press Release, dated May 6, 2004, titled Technology Solutions Company Appoints New CEO, Announces First Quarter Financial Results and Introduces New Service Offerings.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 6, 2004, Technology Solutions Company (the “Company”) issued a press release relating to its financial results for the first quarter ended March 31, 2004. The press release is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TECHNOLOGY SOLUTIONS COMPANY

Date: May 6, 2004	By:	/s/ TIMOTHY P. DIMOND

Timothy P. Dimond
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Text of Press Release, dated May 6, 2004, titled Technology Solutions Company Appoints New CEO, Announces First Quarter Financial Results and Introduces New Service Offerings.